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                                                                    Exhibit 99.4




				Exhibit 99(ii)

			    CERTIFICATION PURSUANT TO
				 18 U.S.C. ss.1350
			     AS ADOPTED PURSUANT TO
		    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Nutek, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Jason F. Griffith, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Jason F. Griffith, CPA
                                    -------------------------------------------
                                    JASON F. GRIFFITH, Chief Financial Officer

Dated: March 28, 2003